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                       SUPPLEMENT DATED NOVEMBER 13, 1998
                        TO PROSPECTUS DATED MAY 1, 1998
                         AS PREVIOUSLY SUPPLEMENTED ON
                      AUGUST 20, 1998 AND OCTOBER 23, 1998

                           EMERGING MARKETS PORTFOLIO
                        EMERGING MARKETS DEBT PORTFOLIO
                            LATIN AMERICAN PORTFOLIO

                               PORTFOLIOS OF THE

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
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    The Prospectus is hereby amended and supplemented to reflect changes in the portfolio management of the Latin American Portfolio. Robert L. Meyer, Andy Skov and Michael Perl now share primary responsibility for managing the assets of the Latin American Portfolio. Accordingly, the paragraph "LATIN AMERICAN PORTFOLIO" on pages 31 is hereby deleted and replaced with the following:

        LATIN AMERICAN PORTFOLIO -- ROBERT L. MEYER, ANDY SKOV AND MICHAEL PERL. Information about Messrs. Meyer and Skov is included under the Emerging Markets Portfolio above. Michael Perl joined the Adviser in 1998. He is a Vice President and Portfolio Manager in the Emerging Markets Equity Group. Prior to joining the Adviser, he worked as a Latin American Portfolio Manager at Bankers Trust Australia from 1992 to 1998. He graduated from the University of New South Wales with a Bachelor of Commerce (Honors), majoring in Finance, Accounting and Taxation. Mr. Meyer has had primary responsibility for managing the Portfolio's assets since inception. Messrs. Skov and Perl have shared primary responsibility for managing the Portfolio's assets since May 1997 and November 1998, respectively.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE